Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
26.	Subsequent events
In April 2021, the Group entered into a related party transaction with a fellow subsidiary of Tencent to purchase an exclusive license for
League of Legends

e-sports
during the period from 2021 to 2025, with a total consideration of RMB2,013 million. In January 2023, the Group has entered into a supplemental agreement to the above mentioned agreement with Tencent, pursuant to which certain amendments were made with respect to the license thereunder for the years 2023 through 2025, including, among others: (1) the Group is granted non-exclusive,
instead of exclusive, live broadcasting rights and
on-demand
broadcasting rights under the
a
greement;

(2) the scope of authorized matches for broadcasting in China under the agreement is expanded, including adding League of Legends World Championship for 2023 to 2025 (S13-S15),
(3) the license fee under the license agreement is decreased to a total of RMB450 million from RMB1,260 million under the original agreement
for these three years, and (4) the Group does not have
sub-licensing
rights.
According to the amendments, the content cost of such e-sports matches for 2023 through 2025 are expected to decline significantly compared to that in 2022, due to the increased scope of license and the decrease in price. In addition, Huya no longer owns sub-licensing rights for such authorized e-sports matches and, there will be no sub-licensing revenue generated from these matches for 2023 through 2025 while over RMB
500 million sub-licensing revenue was recognized in 2022. As a result of the combined effect of these change in terms, the Group currently estimates a related increase of gross profit between RMB200 million to RMB300 million in 2023 as compared to that in 2022.